SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 31, 2004
Date of Report................................................................
                        (Date of earliest event reported)

                    DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                       DAIMLERCHRYSLER MASTER OWNER TRUST
...............................................................................
             (Exact name of registrant as specified in its charter)


    State of Delaware               333-106332                    38-3523542
..............................      .............            ..................
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File No.)              Identification No.)


              27777 Inkster Road, Farmington Hills, Michigan 48334
...............................................................................
                    (Address of principal executive offices)


                                                     (248) 427-2577
Registrant's telephone number, including area code....................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
           ------------

Item 8.01.  Other Events.
            ------------

          On August 31, 2004, DaimlerChrysler Master Owner Trust (the "Trust") issued a series of notes designated as DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2004-B pursuant to the Series 2004-B Indenture Supplement, dated as of August 1, 2004 (the "Series 2004-B Indenture Supplement"), to the Indenture, dated as of June 1, 2002, between the Trust and The Bank of New York, as Indenture Trustee. The Series 2004-B Indenture Supplement is attached hereto as Exhibit 4.



Section 9  Financial Statements and Exhibits
           ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     (a)   Financial statements of businesses acquired:

           None

     (b)   Pro forma financial information:

           None

     (c)   Exhibits:

           Exhibit 4           Series 2004-B Indenture Supplement




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


                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as depositor to CARCO Auto Loan Master Trust and as beneficiary of DaimlerChrysler Master Owner Trust

                      By:  Chrysler Financial Receivables
                           Corporation, a Member


                      By:     /s/  B. C. Babbish
                          --------------------------------
                                   B. C. Babbish
                                   Assistant Secretary



Date:  August 31, 2004



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


                                 EXHIBIT INDEX
                                 -------------


Exhibit No.           Description of Exhibit
-----------           ----------------------

    4                 Series 2004-B Indenture Supplement

                                                                   Exhibit 4

                      Series 2004-B Indenture Supplement





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